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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 9, 2003
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             AccuPoll Holding Corp.
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             (Exact Name of Registrant as Specified in its Charter)

                 30 Executive Park, Suite 260, Irvine, CA 92614
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                    (Address of principal executive offices)

                                  949-200-4000
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              (Registrant's telephone number, including area code)

           4440 Von Karman Avenue, Suite 125, Newport Beach, CA 92660
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         (Former name and former address, if changed since last report)

              Nevada                 000-32849                   11-2751630
         --------------            ------------              -------------------
         (State or other           (Commission               (I.R.S. Employer
         jurisdiction of            File Number)             Identification No.)
          incorporation)




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Items 2.  Acquisition or Disposition of Assets

         Effective April 9, 2003, AccuPoll Holding Corp. ("AccuPoll") acquired 100% of the issued and outstanding capital stock of Z prompt inc. ("Z prompt"), a California corporation which is located at 30 Corporate Park, Suite 110, Irvine, California 92606. As a result, Z prompt has become a wholly-owned subsidiary of AccuPoll.

         AccuPoll purchased all of the outstanding capital stock of Z prompt from its stockholders in exchange for 8,000,000 restricted shares of the Common Stock of AccuPoll, based upon the book value of the Z prompt stock and upon the expected future prospects of the business of Z prompt. The selling stockholders of Z prompt were Mr. Frank Ehret, Mr. Paul Musco and Mr. Michael Shocket. Prior to the acquisition, there were no material relationships between AccuPoll, or with any officer or director of AccuPoll, and the selling stockholders of Z prompt.

         In connection with the acquisition of Z prompt, AccuPoll also acquired an outstanding promissory note of Z prompt in the principal amount of $404,774.27 that was held by Mr. Frank Ehret, a former stockholder of Z prompt. AccuPoll acquired the note held by Mr. Ehret in exchange for 533,000 shares of restricted Common Stock of AccuPoll.

         Mr. Shocket and Mr. Musco will continue to manage Z prompt as its Chief Executive Officer and President, respectively. Mr. Craig Hewitt, the Chief Financial Officer of AccuPoll, has been appointed as the Treasurer, Secretary and Chief Financial Officer of Z prompt. Z prompt has entered into employment agreements with Mr. Shocket and Mr. Musco that provide for an annual base salary of $120,000 with bonus compensation eligibility and other corporate benefits.

         The agreement between AccuPoll and the Z prompt stockholders provides that the agreement will be rescinded if the electronic voting system of AccuPoll is not certified by Wyle Labs by September 30, 2003.

         Z prompt provides hardware maintenance and technology support services primarily to mid- range to Fortune 1000 companies and to state and local governments. Z prompt endeavors to provide same day service to its customers and emphasizes quality professional service through its experienced technicians.

Item 7. Financial Statements and Exhibits

         (a) The audited financial statements of Z prompt inc. will be filed by amendment to this Form 8-K current report within 60 days.

         (b) Exhibits

Exhibit No.       Description
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1.                Reorganization Agreement dated April 9, 2003, between AccuPoll
                  Holding Corp.and Z prompt inc.




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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2003                     AccuPoll Holding Corp.,
                                         a Nevada corporation

                                         /s/ Dennis Vadura
                                         --------------------------------------
                                         Dennis Vadura, Chief Executive Officer